UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a – 101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EVOLUTION PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVOLUTION PETROLEUM CORPORATION

2500 CityWest Boulevard, Suite 1300

Houston, Texas 77042

To the Stockholders of Evolution Petroleum Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Evolution Petroleum Corporation.  The meeting will be held at the Company’s offices at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042, commencing at 10:00 a.m. Central Time, on Thursday, December 9, 2010.  If you plan to attend, please notify our Corporate Secretary, Mr. David Joe, at (713) 935-0122.

The Notice of the Annual Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by our stockholders. Note that, unlike in prior years, your broker is no longer able to vote on your behalf for the election of directors without specific voting instructions from you, as further explained in the Q & A section of the Proxy Statement under “How Can I Vote?”.

At the Meeting, I will also report on the Company’s current operations and will be available to respond to questions from stockholders. Recording devices will not be permitted in the meeting.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

Thank you for your continued interest in Evolution Petroleum Corporation.

Sincerely,

/s/ Robert S. Herlin
Robert S. Herlin
Chairman, President and Chief Executive Officer

Houston, Texas
October 28, 2010

EVOLUTION PETROLEUM CORPORATION

2500 CityWest Boulevard, Suite 1300

Houston, Texas 77042

(713) 935-0122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 9, 2010

To the Stockholders of Evolution Petroleum Corporation:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Evolution Petroleum Corporation, a Nevada corporation (the “Company”), will be held on Thursday, December 9, 2010, commencing at 10:00 a.m. Central Time, at the Company’s principal executive offices at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042.  The Annual Meeting will be held for the following purposes:

(1)	To elect six directors to serve until the 2011 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

(2)	To ratify the appointment of Hein & Associates, LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2011; and

(3)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only those stockholders of record at the close of business on October 22, 2010 are entitled to notice of, and to vote at the Annual Meeting or any postponement(s) or adjournment(s) thereof, notwithstanding the transfer of any shares after such date.  If you were a stockholder at the close of business on October 22, 2010, you are entitled to vote.

Whether or not you expect to attend the Annual Meeting, we ask that you sign and return the enclosed proxy as promptly as possible to ensure that your shares will be represented.  A self-addressed envelope has been enclosed for your convenience.  If you attend the meeting you may withdraw any previously given proxy and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2010

The attached proxy statement and proxy card, and our Annual Report on Form 10-K for the year ended June 30, 2010, are also available on the Company’s website, www.evolutionpetroleum.com. From the homepage, link through the “Investor Relations” page to the “Proxy Materials” page.  Directions to attend the Annual Meeting and vote in person are also available on our website.  From the homepage, link to “Contact” where you will find a link to a map to our Houston office.

By Order of the Board of Directors,

/s/ Sterling H. McDonald
Sterling H. McDonald
Vice President, Chief Financial Officer
and Treasurer

Houston, Texas
October 28, 2010

EVOLUTION PETROLEUM CORPORATION

2500 CityWest Boulevard, Suite 1300

Houston, Texas 77042

(713) 935-0122

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

December 9, 2010

This Proxy Statement accompanies the Notice (the “Notice”) of the Annual Meeting of Stockholders (the “Annual Meeting”) of Evolution Petroleum Corporation, a Nevada corporation (hereinafter, “us”, “we”, “our” or the “Company”), in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our Annual Meeting to be held at 10 a.m., Central Time, at our Company’s principal executive offices at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042, on December 9, 2010, and at any postponement(s) or adjournment(s) thereof.

The Company’s Annual Report for the fiscal year ended June 30, 2010 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent to our stockholders on or about October 28, 2010.

The solicitation of proxies by the Board of Directors will be conducted primarily by mail. Continental Stock Transfer & Trust Company (“CST”), as part of CST’s services as the Company’s transfer agent, assists in the solicitation of proxies in connection with the Annual Meeting.  In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, email, or facsimile communication. These officers, directors and employees will not receive any compensation for these services. The Company will reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company.  The costs of solicitation will be borne by the Company.

What is the purpose of the 2010 Annual Meeting?

At the 2010 Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are:

(1) the election of six directors to the Board of Directors of the Company;

(2) the ratification of the appointment of Hein & Associates, LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2011; and

(3) to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

In addition, Company management will report on our performance during the fiscal year ended June 30, 2010, which we refer to as fiscal 2010, and respond to questions from stockholders.

Although the Board does not anticipate that any other matters will come before the 2010 Annual Meeting, your executed proxy gives the official proxies the right to vote your shares at their discretion on any other matter properly brought before the Annual Meeting.

Who is entitled to vote at the 2010 Annual Meeting?

Only stockholders of record at the close of business on October 22, 2010 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

How can I Vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record (i.e., your shares are registered directly in your name, as opposed to being held in a stock brokerage account or by a bank or other nominee), you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy; however, if no specification is made the shares represented by proxy will be voted as recommended by our Board of Directors, to the extent permitted by law.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Unlike in prior years, your broker is no longer able to vote on your behalf for the election of directors without specific voting instructions from you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in the “street name” of the entity holding your shares.

As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the 2010 Annual Meeting. However, since you are not the stockholder of record (record holder), you may not vote these shares in person at the 2010 Annual Meeting unless you obtained a signed proxy from the record holder giving you the right to vote the shares.

If you hold your shares in street name, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority.

There are also non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote your shares unless they receive timely instructions from you. When a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its proxy, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

Recent changes to regulatory rules eliminated broker discretionary voting with respect to the election of directors. Where a matter is not considered “routine,” such as Proposal No. 1, regarding the election of directors, the shares held by the broker will not be voted on that proposal without specific instruction from the beneficial holder of the shares. Therefore, unlike in prior years, your broker is not able to vote on your behalf in any director election without specific voting instructions from you.

How Can I Revoke My Proxy or Change My Vote?

Even if you have given a proxy or given your broker, bank or other agent voting instructions, you have the power to revoke your proxy or change your voting instructions at any time before the Annual Meeting. Stockholders of record may revoke their proxy prior to its exercise by delivering written notice of revocation to our Corporate Secretary, at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042, by executing a later-dated proxy, or by attending the Annual Meeting and voting in person. If your shares are held by your broker or bank as a nominee or agent (such as in your brokerage account), you may change your vote by following the instructions provided by your broker or bank. You may also change your vote by voting in person at the Annual Meeting if you have obtained a valid proxy from your broker, bank, or other agent to vote your shares at the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to the election of directors, the six nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each other matter to be presented, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter.

Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

Under a new rule recently approved by the SEC, brokers no longer have discretionary voting power with respect to the election of directors. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of outstanding shares of our common stock at our Annual Meeting shall constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum. On the Record Date there were 27,446,519 shares of our common stock (including restricted shares) issued and outstanding and such shares are the only shares entitled to vote at the Annual Meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of the Proposals in this Proxy Statement. In summary, the Board recommends a vote FOR election of each of the six directors named in this Proxy Statement to the Board of Directors (see Proposal I) and a vote FOR the ratification of the appointment of Hein & Associates, LLP as our independent auditors for the year ending June 30, 2011 (See Proposal II).

The proxy holders will vote in their discretion with respect to any other matter that may properly come before the Annual Meeting.

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement(s) or adjournment(s) thereof in accordance with the instructions indicated on such proxy. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY CARD, THE OFFICIAL PROXIES WILL VOTE (1) “FOR” THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.

A stockholder who has returned a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to Evolution Petroleum Corporation a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300 Houston, Texas 77042, Attention: Corporate Secretary.

What are the Company’s Governance Practices and Policies?

See the detailed discussion under “Corporate Governance”, beginning on page 15.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The minimum number of directors is established by our Bylaws, and may be increased by the majority vote of the Board of Directors.  The current authorized number of directors is six.  Assuming the presence of a quorum, a plurality of the votes cast in person or by proxy at the Annual Meeting is required for the election of each director.

Director Nominees

All six nominees are currently serving as directors of the Company.  There are five “independent” directors serving on our Board as defined in the listing standards of the NYSE Amex.  All six of our incumbent directors are standing for re-election.

As discussed in more detail under the heading “Nominating and Corporate Governance Committee” in this proxy statement, the Board considers qualifications and other factors when evaluating individual directors, as well as the composition of the Board as a whole.  As part of this process, the Board and its Nominating and Corporate Governance Committee review the particular experiences, qualifications, attributes or skills of each of the nominees.  The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, if applicable.  They also highlight the particular experiences, qualifications, attributes or skills that have caused the Nominating and Corporate Governance Committee and the Board to conclude that such persons should serve as a director of the Company.

Name	Age	Principal Occupation and Directorships
Robert S. Herlin	55

Mr. Herlin, a co-founder of our Company, has been President, Chief Executive Officer and a Director since May 2004. Mr. Herlin was elected Chairman of the Board of Directors in January 2009. Prior to the merger of Natural Gas Systems, Inc. (“Old NGS”) into our company, Mr. Herlin served as President, Chief Executive Officer and Director of Old NGS since its inception in September 2003. He is responsible for our operations and strategy. Mr. Herlin has 28 years of experience in engineering, energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003 until early 2010, Mr. Herlin has also served as a Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients, where he has been assigned as a fulltime executive officer of our company. From 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief Financial Officer of Intercontinental Towers Corporation, an international wireless infrastructure company. Mr. Herlin also served on the Board of Directors of Boots and Coots, Inc., an oil field services company, from 2003 until its sale to Halliburton Company in September 2010. He also serves on the Rice University Centennial Council for Chemical and BioMolecular Engineering. Mr. Herlin graduated with honors from Rice University with B.S. and M.E. degrees in chemical engineering and earned an MBA from Harvard University.

Laird Q. Cagan	52

Mr. Cagan, a co-founder of the Company, has served as a director on our Board of Directors since May 2004 and as Chairman of the Board from May 2004 to January 2009. Mr. Cagan is a co-founder and Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank based in Cupertino, California. From 2004 until 2008, Mr. Cagan was a Managing Director of Chadbourn Securities, Inc. (member FINRA/SIPC). In 2008 Chadbourn was absorbed by Colorado Financial Services Corporation (member FINRA/SIPC) at which time Mr. Cagan became a registered representative and principal of Colorado Financial Services Corporation. He holds his Series 7, 63, and 24 licenses. He also continues to serve as President of Cagan Capital, LLC, a merchant bank he formed in 1990, the operation of which transitioned into CMCP. Mr. Cagan serves on the Boards of Directors of Fortes Financial Corporation, Career College Holding Co., Calpian, Inc and Global Carbon Group. Mr. Cagan attended M.I.T. and received his B.S. and M.S. degrees in engineering and his MBA from Stanford University.

Edward J. DiPaolo	57

Mr. DiPaolo has served as a director of our company since May 2004 and serves as the Chairman of our Nominating Committee. Since 2003, Mr. DiPaolo has served as an Energy Advisor to Growth Capital Partners, L.P., an investment banking company. From 2002 to the present, Mr. DiPaolo has served as an independent energy producer. From 1976 to 2002, Mr. DiPaolo was with the Halliburton Company, most recently as Group Senior Vice President of Global Business Development, where he was responsible for the management of overall customer relationships with the companies within Halliburton’s upstream businesses, including Halliburton Energy Services, Brown and Root Energy Services, and Landmark Graphics and Wellstream. Previously, Mr. DiPaolo was the North American Regional Vice President and Far East Regional Vice President for Halliburton, accountable for the overall operation of Halliburton Energy Services in those regions. Mr. DiPaolo served on the Board of Directors of Boots and Coots, Inc. until its sale to Halliburton Company in September 2010 and Superior Well Services until its sale to Nabors Industries Ltd, also in September 2010. Mr. DiPaolo currently serves on the boards of Willbros Group, Inc, and Edgen Murray Corporation, as well as several private company boards. He received his undergraduate degree in agricultural engineering from West Virginia University in 1976 where he currently serves on the Advisory Board of the College of Engineering.

William E. Dozier	58

Mr. Dozier has served as a director of our company since December 2005 and serves as the Chairman of our Compensation Committee. Since 2005, Mr. Dozier has been an independent oil and gas consultant. From 1992 to 2005, Mr. Dozier served as Senior Vice President of Operations, and most recently as Senior Vice President for Business Development, for Vintage Petroleum, a large publicly traded independent oil and gas company acquired by Occidental Petroleum. From 1983 to 1992, he was Manager of Operations Engineering for Santa Fe Minerals. Mr. Dozier began his career with Amoco Production in 1975, working in all phases of production, reservoir evaluations, drilling and completions in the Mid-Continent and Gulf Coast areas. Since May 2009, Mr. Dozier serves on the Board of Directors of Pacific Asia Petroleum /CAMAC Energy, Inc. and serves as Chairman of the Technical Committee. In 2005, Mr. Dozier formed Extex Consulting, Inc. and maintains offices in Tulsa, Oklahoma and Houston, Texas. He is a licensed petroleum engineer with a B.S. Degree in Petroleum Engineering from The University of Texas.

Kelly W. Loyd	37

Mr. Loyd has served as a director of our company since December 2008. Since 2004, Mr. Loyd has been employed by JVL Advisors, LLC, a private energy investment company that is a major stockholder of our company. From 2001 to 2004, Mr. Loyd was an associate in the energy corporate finance investment banking group at RBC Capital Markets and Howard Frazier Barker Elliot. Previously, Mr. Loyd served as a founder and controller of L.A.B. Sports and Entertainment, a sports/entertainment promotion and production company, a Managing Partner of Tigre Leasing, L.L.P, a commercial real estate company focused on the purchase/sale of resort properties, and as an analyst in Jefferies and Company, Inc.’s energy corporate finance investment banking group. Mr. Loyd received a B.S. in Economics with Finance Applications from Southern Methodist University and earned an MBA from Rice University.

Gene G. Stoever	72

Mr. Stoever has served as a director of our company since May 2004 and serves as the Chairman of our Audit Committee. In 1993, Mr. Stoever retired from KPMG Peat Marwick after 32 years of service, including 24 years as a partner. Since 1994, he has been an independent consultant. From 1999 to 2004, Mr. Stoever served as a trustee of the Sterling Diagnostic Imaging and SDI Liquidating Trust, from 2001 to 2005 he served as a Director of Exopack, LLC and from 2004 to 2009 he served as Director of Propex, Inc. He presently serves as director and Chairman of the Audit Committee for Orion Marine Group, Inc. Mr. Stoever earned his B.B.A. degree in accounting with honors from The University of Texas at Austin and is a Certified Public Accountant in the State of Texas.

We believe that the nominees will be available and able to serve as directors. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

THE BOARD OF DIRECTORS UNAMIOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL II

PROPOSAL TO RATIFY THE APPOINTMENT OF

HEIN & ASSOCIATES LLP AS OUR COMPANY’S AUDITORS

The Audit Committee of our Board of Directors has appointed the firm of Hein & Associates, LLP, an independent registered public accounting firm, as our independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2011. From June 30, 2004 through June 30, 2010, Hein & Associates LLP served as our independent auditors.

We are not required to seek stockholder approval for the appointment of our independent auditors; however, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

Independent Public Auditors

Aggregate fees billed to us for professional services by Hein & Associates LLP during the fiscal years ended June 30, 2010 and 2009 were as follows:

	2010	2009

Audit Fees	$91,650	$86,355

Audit-Related Fees	$2,200	$2,500

Tax Fees	$—	$5,882

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Hein & Associates LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K, the review of financial statements included in our Form 10-Q’s and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.  “Tax fees” are fees primarily for assistance with an IRS field audit and subsequent revised tax filings associated with prior year tax returns prepared by Hein before fiscal 2008.  With this exception, Hein has not provided us with tax compliance, tax advice or tax planning services since fiscal year 2007.

All audit related services and tax fees were pre-approved by our Audit Committee Chairman.

The Audit Committee has considered the compatibility of the non-audit services provided by Hein & Associates LLP, to Hein & Associates’ continued independence and has concluded that its independence is not compromised.  In order to reduce non-audit services performed by our independent registered public accounting firm, we have retained Grant Thornton LLP to replace Hein & Associate’s tax compliance, tax advice and tax planning services starting in fiscal 2008.

Pre-Approval of Services by External Auditor

The Audit Committee has adopted policies and procedures for the pre-approval of the audit and non-audit services performed by the independent auditors in order to ensure that the provision of such services does not impair the auditors’ independence. The Audit Committee approves all audit fees and terms for all services provided by the independent auditors and consider whether these services are compatible with the auditors’ independence. The Chairman of the Audit Committee may approve additional proposed services that arise between Committee meetings provided that the decision to approve the service is presented at the next scheduled Committee meeting. All non-audit services provided by the independent auditors must be pre-approved by the Audit Committee Chairman prior to the engagement. The Audit Committee pre-approved all audit and permitted non-audit services by Hein & Associates LLP in fiscal 2010.

THE BOARD OF DIRECTORS UNAMINOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2011.

Representatives of Hein & Associates LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of October 1, 2010 (except as otherwise indicated) by (1) each person who is known by us to beneficially own more than five percent of our common stock (based solely on our review of SEC filings); (2) each of our directors; (3) each of the named executive officers listed in the Summary Compensation Table below under the caption “Executive Compensation”; and (4) all executive officers and directors as a group. Shares of common stock that are subject to outstanding options and warrants that are presently exercisable or exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage ownership of the holder of the options and warrants, but not for any other. The number of shares beneficially owned by a person also includes restricted shares held by such person.  Except as otherwise indicated in the footnotes, the owners listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable, and the address of each beneficial owner listed on the table is c/o Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of class (1)
Robert S. Herlin (2)	2,952,293	10.1%
Sterling H. McDonald (3)	1,180,739	4.1%
Daryl V. Mazzanti (4)	1,045,520	3.7%
Laird Q. Cagan (5)	288,431	1.0%
Edward J. DiPaolo (6)	238,115	*
William E. Dozier (7)	185,115	*
Gene G. Stoever (8)	238,115	*
Kelly W. Loyd (9)	—	*
All executive officers and Directors as a group (eight persons) (2)(3)(4)(5)(6)(7)(8)(9)	6,128,328	19.3%
Eric A. McAfee, P2 Capital, LLC and McAfee Capital, LLC (10)	2,953,000	10.8%
Peninsula Capital Management, L.P. (11)	2,056,296	7.5%
John Lovoi (12)	4,337,510	15.8%
River Road Asset Management, LLC (13)	2,541,113	9.3%
Advisory Research Energy Fund, L.P. (14)	1,397,994	5.1%

* Indicates less than 1% of the outstanding Common Stock.

(1)	Based on 27,446,519 shares outstanding on October 1, 2010.

(2)

Includes (i) 1,111,337 shares directly held by Mr. Herlin; (ii) 144,400 shares of restricted stock directly held by Mr. Herlin; and (iii) 1,696,556 shares which are issuable upon exercise of options and warrants that are presently exercisable or exercisable within 60 days.

(3)

Includes (i) 59,306 shares directly held by Mr. McDonald; (ii) 71,167 shares of restricted stock directly held by Mr. McDonald; and (iii) 1,050,266 shares which are issuable upon exercise of options and warrants that are presently exercisable or exercisable within 60 days.

(4)

Includes (i) 86,587 shares directly held by Mr. Mazzanti, (ii) 71,167 shares of restricted stock directly held by Mr. Mazzanti; and (iii) 887,766 shares which are issuable upon exercise of options and warrants that are presently exercisable or exercisable within 60 days.

(5)

Includes (i) 114,010 shares directly held by Mr. Cagan; (ii) 15,113 shares of restricted stock directly held by Mr. Cagan; and (iii) 159,308 shares that Mr. Cagan currently has the right to acquire pursuant to warrants that are presently exercisable. Mr. Cagan’s address is: c/o Cagan McAfee Capital Partners, LLC, 20400 Stevens Creek Boulevard, Suite 700, Cupertino, California 95014.

(6)

Includes (i) 51,047 shares directly held by Mr. DiPaolo; (ii) 9,068 shares of restricted stock directly held by Mr. DiPaolo; and (iii) 178,000 shares which are issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(7)

Includes (i) 51,047 shares directly held by Mr. Dozier; (ii) 9,068 shares of restricted stock directly held by Mr. Dozier; and (iii) 125,000 shares which are issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(8)

Includes (i) 51,047 shares directly held by Mr. Stoever; (ii) 9,068 shares of restricted stock directly held by Mr. Stoever; and (iii) 178,000 shares which are issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(9)

Mr. Loyd is employed by JVL Advisors, LLC, an entity controlled by John Lovoi. Mr. Loyd does not have beneficial ownership of any shares beneficially owned by JVL Advisors, LLC or John Lovoi. See Note (12) below.

(10)

Includes (i) 600,000 shares directly held by Mr. McAfee; (ii) 1,200,000 shares held by P2 Capital LLC, an entity owned 50% by Mrs. Marguerite McAfee (Mr. McAfee’s spouse) and 25% by each of Mr. and Mrs. McAfee’s minor children (over which shares Mrs. McAfee holds sole dispositive and voting power). Mr. McAfee disclaims beneficial ownership of these shares; (iii) 1,028,000 shares held by McAfee Capital, LLC, an entity owned 50% by each of Mr. and Mrs. McAfee (over which shares Mr. and Mrs. McAfee share voting and dispositive power); and (iv) 125,000 shares owned by Berg McAfee Companies, LLC, an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power. The address for Eric McAfee, P2 Capital, LLC and McAfee Capital, LLC is: c/o Cagan McAfee Capital Partners, LLC, 20400 Stevens Creek Boulevard, Suite 700, Cupertino, California 95014.

(11)

All information in the table and in this disclosure with respect to Peninsula Capital Management, LP is based on the Form 4 filed with the SEC by Scott Bedford on October 5, 2010. Mr. Bedford is a co-managing member of Peninsula — JVL Capital Advisors, LLC, which is the general partner of Belridge Energy Advisors, LP. Belridge owns 1,969,510 shares of Common Stock as disclosed in note (12) below, none of which are included in Peninsula Capital Management, LP’s 2,056,296 shares listed in the table above. Mr. Bedford’s address is: c/o Peninsula Capital Management, LP, 23225 Pine Street, Suite 1600, San Francisco, California 94104.

(12)

All information in the table and in this disclosure with respect to John Lovoi is based on the Schedule 13D/A filed with the SEC by John Lovoi on July 14, 2009. Includes (i) 1,969,510 shares owned by Belridge Energy Advisors, LP; (ii) 689,568 shares owned by JVL Global Energy (QP), LP; (iii) 782,960 shares owned by JVL Global Energy, LP; (iv) 720,198 shares owned by Navitas Fund LP; and (v) 175,274 shares owned by Navitas Fund (QP) LP. Except with respect to Belridge Energy Advisors, LP, all of the aforementioned limited partnerships are managed by JVL Advisors, LLC. Our shares owned by Belridge are managed by Belridge’s general partner, Peninsula — JVL Capital Advisors, LLC, whose co-managers are Messrs. Bedford and Lovoi. Mr. Lovoi, as co-managing member of Peninsula — JVL Capital Advisors, LLC, is deemed to have shared power to vote and shared power to dispose of Belridge’s 1,969,510 shares of Common Stock. Mr. Lovoi, as managing member of JVL Advisors, LLC, which is the general partner of each of JVL Global Energy (QP), LP, JVL Global Energy, LP, Navitas Fund LP, and by Navitas Fund (QP) LP, is deemed to have the shared power to vote and sole power to dispose of the aggregate 2,368,000 shares of Common Stock held by those entities. Mr. Lovoi is therefore deemed to have shared power to vote and shared power to dispose of a total of 4,337,510 shares of Common Stock. Mr. Lovoi’s address is: 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

(13)

All information in the table and in this disclosure with respect to River Road Asset Management, LLC is based solely on the Form 13G with the SEC by River Road Asset Management, LLC on February 9, 2010. According to the Schedule 13G River Road is the beneficial owner of 2,541,113 shares of the common stock of the Company. According to the filing, River Road Asset Management, LLC has sole voting power of 1,872,738 of the shares beneficially owned and shared voting power of 668,375 of the shares beneficially owned. River Road Asset Management, LLC’s address is: 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202.

(14)

All information in the table and in this disclosure with respect to Advisory Research Energy Fund, L.P. is based solely on the Form 13G filed with the SEC by Advisory Research Energy Fund, L. P. on February 12, 2010. Advisory Research Energy Fund, L.P. address is: 180 North Stetson Street, Suite 5500, Chicago, Illinois 60601.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, except as noted below, based solely on our review of the copies of such reports received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended June 30, 2010 all the Reporting Persons complied with all applicable Section 16 filing requirements.

•                  A late Form 4 report was filed for McAfee Capital, LLC on October 19, 2010 to report sales of an aggregate of 617,000 shares of Common Stock, effective various dates between August 6, 2010 and September 1, 2010.

•                  A late Form 4 report was filed for P2 Capital, LLC on October 19, 2010 to report sales of an aggregate of 200,400 shares of Common Stock, effective various dates between April 30, 2010 and September 8, 2010.

•                  A late Form 4 report was filed for McAfee Capital, LLC on October 7, 2010 to report sales of an aggregate of 70,000 shares of Common Stock, effective various dates between May 5, 2010 and May 12, 2010.

•                  A late Form 4 report was filed for Peninsula Capital Management, LP on April 21, 2010 to report the sales of 47,169 shares of Common Stock, effective various dates between April 13, 2010 through April 15, 2010.

•                  A late Form 4 report was filed for McAfee Capital, LLC on April 15, 2010 to report the sale of 39,898 shares of Common Stock, effective March 26, 2010.

•                  A late Form 4 report was filed for Peninsula Capital Management, LP on April 13, 2010 to report the sales of 124,441shares of Common Stock, effective various dates between April 5, 2010 through April 7, 2010.

•                  A late Form 4 report was filed for Peninsula Capital Management, LP on March 31, 2010 to report the sales of 14,090 shares of Common Stock, effective various dates between March 8, 2010 through March 26, 2010.

•                  A late Form 4 report was filed for McAfee Capital, LLC on March 12, 2010 to report the sales of 68,4662 shares of Common Stock, effective various dates between March 2, 2010 through March 9, 2010.

•                  A late Form 4 report was filed for Peninsula Capital Management, LP on March 2, 2010 to report the sales of 14,100 shares of Common Stock, effective various dates between February 25, 2010 through February 26, 2010.

•                  A late Form 4 report was filed for Berg McAfee, LLC on March 1, 2010 to report the sales of 125,00 shares of Common Stock, effective December 14, 2009 and January 19, 2010.

•                  A late Form 4 report was filed for McAfee Capital, LLC on March 1, 2010 to report the sale of 75,000 shares of Common Stock, effective January 16, 2010.

•                  A late Form 4 report was filed for P2 Capital, LLC on March 1, 2010 to report the sale of 30,000 shares of Common Stock, effective January 26, 2010.

•                  A late Form 4 report was filed for McAfee Capital, LLC on December 23, 2009 to report the sale of 75,000 shares of Common Stock, effective November 13, 2009.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

In accordance with SEC rules for smaller reporting companies, the following table sets forth the compensation expense we recorded for services in all capacities to our company for our fiscal year ended June 30, 2010 and 2009 for Robert S. Herlin (Chairman of the Board, President and Chief Executive Officer), Sterling H. McDonald (Vice President, Chief Financial Officer and Treasurer) and Daryl V. Mazzanti (Vice President of Operations) (collectively, the “Named Executives”). We had no other executive officers during these periods.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards (2)	All Other Compensation (3)	Total

Robert S. Herlin	2010	$275,000	$185,625	$412,500	$18,500	$891,625
Chairman, President and CEO	2009	$269,167	$103,125	$247,500	$18,605	$638,397

Sterling H. McDonald	2010	$203,300	$102,921	$203,300	$23,334	$532,855
Vice President, CFO and Treasurer	2009	$201,083	$64,802	$121,980	$22,829	$410,694

Daryl V. Mazzanti	2010	$203,300	$97,203	$203,300	$24,850	$528,653
Vice President Operations	2009	$201,083	$60,990	$121,980	$24,532	$408,585

(1)         For fiscal years 2009 and 2010, all executive officers were awarded unrestricted stock bonuses from the Stock Plan, in lieu of cash bonuses at the election of the Company, for all of their short-term incentive plan compensation.

(2)         As recently prescribed by the SEC in December 2009, amounts presented for awards of stock-based compensation include the entire lump sum grant date fair value of the total award, even though the awards vest ratably over a four year period in the future.  For stock awards, the lump sum grant date fair value equals the product of the shares awarded times the award’s prior day closing market price, in accordance with ASC Topic 718.  Since the named executive’s actual income is realized as the stock awards vest over the four year vesting period, the realization of such income may vary significantly from the amounts presented in the table, depending on the share price of the award on the vesting date.  Furthermore, unvested stock awards may be forfeited by the named executive in the event of termination of service.

(3)         Includes healthcare subsidy; life, accidental death, dismemberment and long-term disability insurance; and 401(k) matching contributions by the Company, all on terms offered to all employees.

Stock Awards

We believe our success depends on attracting and retaining industry experienced personnel that are aligned with our shareholders’ interests.  In doing so, our compensation polices are designed to place a significant emphasis on long-term-incentives in the form of restricted stock awards to all of our employees.  Generally, we implement this policy by making a larger onetime award upon commencement of employment with us, with additional smaller awards made on an annual basis.  All awards are currently made from the Company’s 2004 Stock Plan (“the Stock Plan”), typically with four year pro-rata vesting schedules.

The Summary Compensation Table above describes the long-term stock incentive awards granted to the Named Executive’s in fiscal year 2010, vesting 1/16th per quarter from the date of grant.

Bonuses

As another dimension of our compensation policy, we award annual short-term performance bonuses to all of our employees.  For our Named Executives, annual bonuses are discretionarily awarded in accordance with the Named Executive’s employment agreement.

Mr. Herlin received a bonus for fiscal year 2010 of $185,625 pursuant to his Employment Agreement dated April 4, 2005 with the Company.  The bonus was paid in unrestricted stock from the Stock Plan in lieu of cash, at the election of the Company.

Mr. McDonald received a bonus for fiscal year 2010 of $102,921 pursuant his Employment Agreement dated April 4, 2005 with the Company.  The bonus was paid in unrestricted stock from the Stock Plan in lieu of cash, at the election of the Company.

Mr. Mazzanti received a bonus for fiscal year 2010 of $97,203 pursuant his Employment Agreement dated June 23, 2005 with the Company.  The bonus was paid in unrestricted stock from the Stock Plan in lieu of cash, at the election of the Company.

Executive Officers of the Company

Set forth below is information regarding our executive officers including their ages, positions with our company and principal occupations and employers for at least the last five years. For information concerning executive officers’ ownership of our common stock, see the table and related information provided under the caption “Security Ownership of Certain Beneficial Owners and Management.”

For information regarding Robert S. Herlin, our Chairman of the Board, President and Chief Executive Officer, see “Proposal I - Election of Directors.”

Sterling H. McDonald (61). Mr. McDonald joined us as our Chief Financial Officer in November 2003 and has also been responsible for our administrative functions. From 1999 to 2003, Mr. McDonald was as an independent consultant and interim Chief Financial Officer to various companies. From 1997 to 1999, he served as Chief Financial Officer for PetroAmerican Services, a subsidiary of an integrated NYSE-traded oil and gas company. Previously, he served as Chief Financial Officer of PetroStar Energy, an exploration and production company, and Treasurer of Reading and Bates Corporation, a NYSE-traded international offshore drilling services, exploration and production company. Mr. McDonald holds a B.S. in Finance, and an MBA with highest academic achievement, from the University of Tulsa.

Daryl V. Mazzanti (48). Mr. Mazzanti joined our company as our Vice President of Operations in July 2005, to lead all of our oil and gas operations. From 1985 to 2005, Mr. Mazzanti was employed by Union Pacific Resources (UPR) and Anadarko Petroleum (the successor to UPR), where he managed operational, engineering and geotechnical teams responsible for oil and gas fields in Texas, Oklahoma, Louisiana, the Rockies and offshore Gulf of Mexico. His duties included overseeing up to 1,200 horizontal wells, optimizing artificial lift methods for a 750 well program and supervising multi-rig drilling and service programs. Mr. Mazzanti began his career in 1985 as a Development Engineer with Champlin Oil (the predecessor to UPR), where he was responsible for drilling, completion, workover, recompletion, reservoir analysis and surface facility optimization across Texas and offshore Gulf of Mexico Mr. Mazzanti holds a Bachelor of Science in Petroleum Engineering, with distinction, from the University of Oklahoma at Norman.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding awarded securities for each named executive officer outstanding as of June 30, 2010.

	Option awards (1)					Stock awards
Name	Number of securities underlying unexercised options & warrants (#) exercisable	Number of securities underlying unexercised options & warrants (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option /warrant exercise price ($)	Option /warrant expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Robert S. Herlin	250,000	—		$0.001	09/23/2013
	787,500	—		$1.80	04/04/2015
	400,000	—		$1.41	02/15/2016
	171,875	78,125		$2.19	09/07/2017
	55,654	71,556		$4.02	08/19/2015
						75,035	$423,948

Sterling H. McDonald	250,000	—		$0.25	11/11/2013
	350,000	—		$1.80	04/04/2015
	300,000	—		$1.41	02/15/2016
	103,125	46,875		$2.19	09/07/2017
	29,374	37,766		$4.02	08/19/2015
						36,981	$208,943

Daryl V. Mazzanti	550,000	—		$1.61	06/23/2015
	150,000	—		$2.55	05/05/2016
	137,500	62,500		$2.19	09/07/2017
	29,374	37,766		$4.02	08/19/2015
						36,981	$208,943

(1)                                  The unvested stock options of Mr. Herlin, Mr. McDonald, and Mr. Mazzanti generally vest 1/16th per quarter from the date of grant, with the last option vesting in August 2012.

(2)                                  The values were calculated based upon the closing price of our common stock on June 30, 2010, which was $5.65 per share. Unvested restricted stock generally vests 1/16th per quarter from date of grant, with the last restricted share vesting in September 2013.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Executive Employment Agreement: Robert S. Herlin

On April 4, 2005, we entered into an Executive Employment Contract (the “New Herlin Employment Contract”) with Mr. Herlin. The New Herlin Employment Contract supersedes the Original Herlin Employment Contract. Pursuant to the New Herlin Employment Contract, Mr. Herlin continues to serve as our Chairman of the Board, President and Chief Executive Officer. The New Herlin Employment Contract provided an initial annual salary of $180,000 and, pursuant to a provision that provides for possible additional annual increases at the discretion of the Board of Directors, Mr. Herlin’s current base salary is $288,750.  The agreement provides Mr. Herlin is entitled to a bonus of up to 100% of his base salary payable in cash or securities. Mr. Herlin is also entitled to a continuation of his base salary, medical and long-term disability benefits for one year following termination by the Company if other than for Cause (defined as (i) a material breach by the executive of any agreement with the Company; (ii) conviction of a felony; (iii) material failure of executive to comply with Company policies; (iv) fraud, gross negligence or willful misconduct; and (v) continued failure by executive to perform assigned duties), or Permanent Disability (defined as the inability to perform essential functions of the position for at least 90 consecutive days because of a physical or mental impairment), or if Mr. Herlin is subject to Constructive Termination (defined as (i) any material breach of the Agreement by the Company, including assigning duties inconsistent with the executive’s position not cured within 60 days; (ii) relocation of executive’s offices in excess of 20 miles; and (iii) substantial reduction of responsibilities, authority or scope of work of executive).  In addition, the New Herlin Employment Contract includes a covenant not to compete for one (1) year following termination of the Contract.

For information on Mr. Herlin’s compensation during fiscal year 2010, please see “Executive Compensation and Related Information.”

Executive Employment Agreement: Sterling H. McDonald

On April 4, 2005, we entered into an Executive Employment Contract (the “New McDonald Employment Contract”) with Mr. McDonald. The New McDonald Employment Contract supersedes the Original McDonald Employment Contract with the exception that Mr. McDonald retained the stock options under the terms previously granted. Pursuant to the New McDonald Employment Contract, Mr. McDonald continues to serve as our Chief Financial Officer. The agreement provides for an initial annual salary of $150,000, and, subject to a provision that allows annual increases at the discretion of the Board of Directors.  Mr. McDonald’s current base salary is $213,465.  Mr. McDonald is also eligible to receive an annual discretionary bonus equal to 75% of his annual salary. In addition Mr. McDonald is entitled to a continuation of his base salary, medical and long-term disability benefits for six months following termination by the Company if other than for Cause (defined as (i) unauthorized disclosure by executive of confidential information; (ii) a material breach by the executive of any agreement with the Company; (ii) conviction of a felony; (iii) material failure of executive to comply with Company policies; (iv) fraud, gross negligence or willful misconduct; and (v) continued failure by executive to perform assigned duties) or Permanent Disability (defined as the inability to perform essential functions of the position for at least 90 consecutive days because of a physical or mental impairment), or if Mr. McDonald is subject to Constructive Termination

(defined as (i) any material breach of the Agreement by the Company, including assigning duties inconsistent with the executive’s position not cured within 45 days; (ii) relocation of executive’s offices in excess of 20 miles; and (iii) substantial reduction of responsibilities, authority or scope of work of executive), which may be increased to one year under conditions related to a Change of Control (defined as (i) a merger or consolidation if persons who were not controlling stockholders own 50% or more of the voting power immediately after the merger or consolidation of each (a) the surviving entity and (b) any direct or indirect parent of the surviving entity; or (ii) the sale, transfer or disposition of all of the Company’s assets).

For information on Mr. McDonald’s compensation in fiscal year 2010, see “Executive Compensation and Related Information.”

Executive Employment Agreement: Daryl V. Mazzanti

On June 23, 2005, we entered into an Executive Employment Contract with Mr. Daryl V. Mazzanti for Mr. Mazzanti to serve as Vice President of Operations of our company (the “Employment Contract”). Under the Employment Contract, Mr. Mazzanti received an initial annual salary of $155,000, and, pursuant to a provision that allows annual increases at the discretion of the Board of Directors.  Mr. Mazzanti’s current base salary is $213,465.  The agreement also provides for a discretionary bonus of up to 75% of his annual salary and a six month severance package.  If the Company terminates Mr. Mazzanti for any reason other than for Cause (defined in the same manner as in Mr. McDonald’s Employment Contract) or Permanent Disability (defined in the same manner as in Mr. McDonald’s Employment Contract), or Mr. Mazzanti is subject to a Constructive Termination (defined in the same manner as in Mr. McDonald’s Employment Contract), then the Company agrees to continue Mr. Mazzanti’s salary and benefit coverage for six months following his termination.  In addition, Mr. Mazzanti will receive six months severance if, for a period of one year following a Change of Control (defined in the same manner as in Mr. McDonald’s Employment Contract), Mr. Mazzanti is terminated or is subjected to a Constructive Termination.

For information on Mr. Mazzanti’s compensation in fiscal year 2010, see “Executive Compensation and Related Information.”

Change in Control Policy

In August 2010, the Board of Directors approved an employee severance policy for a change in control event. A “change in control” event is generally defined to include a tender offer, takeover bid, exchange offer or acquisition for forty percent (40%) or more of the Company’s outstanding common stock.  The new policy applies to all employees including Messrs. Herlin, McDonald and Mazzanti and provides that in the event of a change in control, employees terminated within one year of the event shall receive severance pay in the amount of one year of base pay and targeted annual discretionary bonus, plus one year continuation of the company’s subsidy of health, disability and life insurance benefits.  Pursuant to the Company’s Amended and Restated 2004 Stock Plan, the Administrator under the Plan has provided that in the event of a “change in control,” half of all unvested options and stock awards would vest on the date of such “change in control” and the remainder of unvested options and stock awards would vest upon the employee’s termination within a year of the “change in control.”

Compensation of Directors

Except as noted, our directors receive compensation for serving on the board and for serving as committee members. Robert S. Herlin, who serves as the Chairman of the Board, President and Chief Executive Officer, and Kelly W. Loyd, an affiliate of a major stockholder, receive no additional compensation for serving as a director or committee member.

The compensation plan for our outside directors (other than for Mr. Loyd) constitutes a cash retainer of $24,000 per year, or the equivalent cash value issued in common stock at the election of each director, plus meeting fees of $1,000 per day for board and committee meetings attended in person and $500 per day for those meetings attended telephonically, with a maximum of one fee paid per day in total. The Chair of the Audit Committee is paid an additional retainer of $12,000 per annum, the Chair of the Compensation Committee is paid an additional retainer of $7,500 per annum, and the Chair of the Nominating Committee is paid an additional $3,750 per annum. In addition to the cash retainers and fees, the outside directors (excluding Mr. Loyd) receive a payment of restricted stock with a fair market value of $36,000 per annum awarded as of the date of each annual stockholders meeting. These shares of restricted stock vest over one year from the date of grant. We also reimburse our non-employee directors for any direct expenses they incur in their capacity as directors, generally limited to travel costs related to board or committee meetings.

Mr. Cagan may earn compensation from our company through his relationship with our financial advisor, CMCP and placement agent (Colorado Financial Services, Inc.).  Mr. Cagan, as a registered representative of Colorado Financial Services and as a partner of CMCP, could serve as our placement agent in private equity financings, whereby CMCP could earn (i) cash fees equal to 8% of gross equity proceeds, declining to 4%, subject to the amount of equity raised through

CMCP, plus (ii) a fixed fee equal to 4% of shares offered, payable in warrants.  Neither Mr. Cagan nor CMCP have received any compensation pursuant to this arrangement over the past two fiscal years.  In addition, in the past we have reimbursed CMCP for the costs of legal services performed by staff members of CMCP under the direction of our previous general counsel. We ceased obtaining such legal services from CMCP at the end of calendar year 2006. We also reimburse Mr. Cagan for documented travel expenses he incurs from time to time directly on our behalf.

The following table sets forth a summary of the compensation the Company paid to its directors in fiscal 2010:

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	Option awards ($)	Non-equity incentive plan comp. ($)	Changes in pension value and nonqualified comp. earnings ($)	Total ($)

William E. Dozier (2)	$39,500	$36,000	—	—	—	$75,500
Gene G. Stoever (2)	$43,500	$36,000	—	—	—	$79,500
Edward J. DiPaolo (2)	$36,750	$36,000	—	—	—	$72,750
Laird Q. Cagan	$4,500	$60,000	—	—	—	$64,500
Robert S. Herlin (3)	—	—	—	—	—	—
Kelly W. Loyd (4)	—	—	—	—	—	—

(1) Equivalent to 9,068 shares of restricted common stock based on the closing stock price on the issuance date, subject to cliff vesting over one year.  These shares remain unvested until December 2010.  In addition, Mr. Cagan received an additional 6,045 shares of restricted stock in lieu of cash paid for the annual retainer fees for board compensation.

(2) Includes annual retainer fees and meeting fees earned for the following, respectively:  four meetings of the Board of Directors, four meetings of the audit committee and four meetings of the compensation committee, but limited to one meeting fee per calendar day.

(3) Please see table for Officers’ compensation for Mr. Herlin, who does not receive any additional compensation for his services as Chairman of the Board of Directors.

(4) Mr. Loyd does not receive any compensation for his services as a member of the Board of Directors.

CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of our company are under the general management of our Board of Directors as provided by the laws of the State of Nevada and our Bylaws. We have separately designated standing Audit, Compensation and Nominating Committees of the Board of Directors. The Audit Committee was established in accordance with section 3(a)(58)(A) of The Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors held four meetings during fiscal 2010. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings held by all committees of the Board on which such director served during fiscal 2010. The Company currently has no formal policy with respect to the attendance of members of the Board of Directors at annual meetings. Three Directors, Mr. Herlin, Mr. DiPaolo and Mr. Dozier attended our 2009 Annual Meeting.

Director Independence

The Board of Directors affirmatively determines the independence of each director in accordance with the NYSE Amex rules and listing standards. The Board has determined that Messrs. Laird Q. Cagan, William E. Dozier, Edward J. DiPaolo, Gene G. Stoever and Kelly W. Loyd each qualify as independent non-employee directors with no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Mr. Herlin is not independent.

Audit Committee

The Board of Directors has instructed the Audit Committee to meet periodically with our management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss our financial statements, recommend to our board the independent auditors to be retained, and receive and consider the auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. The Audit Committee’s functions are further described under the heading “Audit Committee Report”. A copy of the written charter adopted by the Board of Directors for the Audit Committee and as currently in effect is included on our website, http://www.evolutionpetroleum.com/company_governance.html.

The Audit Committee is composed of Mr. Gene G. Stoever, Chairman, and Messrs. Edward J. DiPaolo and William E. Dozier. Each member of the Audit Committee is “independent,” as such term is defined in the listing standards for companies listed on the NYSE Amex. Each member of the Audit Committee also satisfies the Securities and Exchange Commission’s additional independence requirements for members of audit committees. The Board has determined that Mr. Stoever qualifies as a “financial expert” as defined under Item 401(e)(2) of Regulation S-K of the Securities Act of 1933. The Audit Committee met four times during fiscal year 2010.

Audit Committee Report

The management of Evolution Petroleum Corporation is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent registered public accounting firm (herein, our “independent auditor”) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee monitors and oversees these processes and reports to our Board of Directors with respect to its findings.

In order to fulfill its monitoring and oversight duties, the Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 with management and the independent registered public accounting firm, Hein & Associates LLP, and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor the independent auditor’s independence.

During fiscal 2010, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, which the Audit Committee reviewed and discussed with management and the Company’s independent auditing firm as of June 30, 2010.  In accordance with SEC rules for “smaller reporting companies”, the independent auditors were not asked to render an opinion as to the effectiveness of internal controls over financial reporting.

Based on the forgoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2010 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for filing with the Securities and Exchange Commission.  The Board of Directors approved such inclusion.

Respectfully submitted by the Audit Committee,

Mr. Gene G. Stoever, Chairman

Mr. Edward J. DiPaolo

Mr. William E. Dozier

Compensation Committee

The Compensation Committee is authorized to review annual salaries and bonuses of our executive officers and has the authority to determine the recipients of options and stock awards, the time or times at which options and stock awards shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock plan. In addition, the Compensation Committee recommends to the full Board the compensation of our Chief Executive Officer.  In fulfilling its responsibilities, the Compensation Committee has the authority to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate.  The members of the Compensation Committee consist of Mr. Dozier, Chairman, and Messrs DiPaolo and Cagan. A copy of the written charter adopted by the Board of Directors for the Compensation Committee and as currently in effect is included on our website, http://www.evolutionpetroleum.com/company_governance.html. All of the three members of the Compensation Committee are “independent,” as such term is defined in the listing standards for companies listed on the NYSE Amex. The Compensation Committee met four times during fiscal year 2010.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, the members of which are Mr. DiPaolo, who serves as Chairman, and Messrs. Stoever and Loyd, is responsible for identifying, screening, and recommending qualified candidates to serve on our Board of Directors and providing guidance and policy on corporate governance. A copy of the written charter adopted by the Board of Directors for the Committee and as currently in effect is included on our website, http://www.evolutionpetroleum.com/company_governance.html.  Pursuant to its charter, the Committee is directed, among other things, to: develop and recommend to the Board specific guidelines and criteria for selecting nominees to the Board; formulate a process to identify and evaluate candidates to be recommended; review periodically compensation programs for non-employee directors and make recommendations for changes when appropriate; and evaluate the performance of incumbent members of the Board to determine whether to recommend such persons for re-election. All three members of the nominating committee are “independent” as defined in the listing standards for companies listed on the NYSE Amex.

It is our policy that the Committee consider recommendations for the nomination of directors submitted by our shareholders.  All such stockholder nominating recommendations must be in writing, addressed to the Nominating Committee, care of the Corporate Secretary at Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. Stockholders wishing to recommend nominees for election as directors at an annual meeting should submit such recommendation, together with any relevant information that they wish the Nominating Committee to consider, to the Corporate Secretary no later than 120 days prior to the date of the notice of annual meeting released to stockholders in connection with the current year’s annual meeting. The stockholder’s nomination notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment and business experience of the person for at least the previous five years; (c) the class and number of shares of our capital stock which are beneficially owned by the person; and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act; and (ii) as to the stockholder giving the notice: (a) the name and record address of the stockholder; and (b) the class and number of shares of our capital stock which is beneficially owned by the stockholder. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

The Committee has determined that, at the minimum, nominees for directorship should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders.  They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.  The Company endeavors to have a board representing diverse experience in areas that are relevant to the Company’s business activities.  Directors must be willing to devote sufficient time to carrying out their duties and responsibilities efficiently, and should be committed to serve on the Board for an extended period of time.

Prior to nominating a candidate for election to the Board, the Committee will review the qualifications of each candidate.  The Committee does not have a formal policy with regard to considering diversity in its identification of director candidates; however, the Committee does consider diversity in business and professional experience, education, and background that can benefit us by increasing the range of skills and perspectives available to our Board of Directors. Members will be selected without regard to race, gender, religious belief, ancestry, national origin or disability. Our Board of Directors believes that adherence to these principles will provide an environment and practices that will yield the best return for our shareholders.  Each director is expected to act as the lead director in their respective area of expertise.

Final candidates may be interviewed by the Company’s Chairman of the Board and one or more other Committee members.  The Committee will then make a recommendation to the Board based on its review, the results of interviews with the candidate and all other available information.

In determining whether to nominate an incumbent director for reelection, the Committee will evaluate each incumbent’s continued service, in light of the Board’s collective requirements, at the time such Director comes up for reelection.

In determining whether to include a stockholder nominee in the Board’s slate of nominees, the Committee will consider all information relevant in their business judgment to the decision of whether to nominate the particular candidate for a Board seat, taking into account the current composition of the Company’s Board.

In addition to the foregoing, stockholders may nominate directors for election without consideration by the Committee so long as we are provided with proper notice of such nomination, which notice includes all the information required pursuant to Regulation 14A under the Exchange Act including the consent to serve as a director. The Nominating Committee met once during fiscal year 2010.

Annual Meeting Attendance

We do not have a policy requiring members of our Board of Directors to attend annual meetings of our stockholders.

Leadership Structure of the Board

As prescribed by our bylaws, the Chairman of our Board of Directors has the power to preside at all meetings of the Board. Robert S. Herlin, our Chief Executive Officer and President, serves as the Chairman of our Board of Directors. Although our Board believes that the combination of the Chairman and Chief Executive Officer positions is appropriate for our company in the current circumstances, there is no corporate policy requiring those positions to be held by the same person.

Our Chief Executive Officer is appointed by the Board to manage our daily affairs and operations. We believe that Mr. Herlin’s extensive industry experience and direct involvement in our operations make him best suited to serve as Chairman in order to (i) lead the Board in productive, strategic planning, (ii) determine necessary and appropriate agenda items for meetings of the Board with input from both our independent directors and management, and (iii) determine and manage the amount of time and information devoted to discussion and analysis of agenda items and other matters that may come before the Board. Our Board structure also fosters strong oversight by our independent directors, each of whom acts as the lead director in their area of industry expertise. Mr. Herlin is the only member of management who serves on the Board, and all of the other directors are fully independent. Each of the committees of the Board is chaired by an independent director.

Meetings of Non-Management Directors

Our non-management Board members regularly meet in executive session outside the presence of management, generally at each Board meeting. Because there are only five non-management directors that meet in the executive sessions, they have determined that is not necessary to appoint a “lead director” to preside over such sessions. Any of the non-management directors is permitted to raise any item for discussion. These executive sessions may be attended by our outside legal counsel, who is responsible for providing feedback regarding these meetings to the Chairman and serving as a liaison between the non-management directors and the Chairman. The Board believes that this informal approach is appropriate and effective due to the size of our Board and effectively complements our combined Chief Executive Officer/Chairman structure.

Risk Oversight

The Board considers oversight of our risk management efforts to be a responsibility of the entire Board. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to us, including but not limited to operational, financial, personnel, information technology, environmental, legal and regulatory, strategic and reputational risks. The full Board receives these reports to enable the Board to understand our risk identification, risk management, and risk mitigation strategies. The Board also makes risk management an integral part of our annual strategic planning process, which addresses, among other things, the risks and opportunities facing us.

Transactions with Related Parties

None.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including the principal executive officer, principal financial officer and principal accounting officer.  It covers all areas of professional conduct, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Evolution’s business.

Confidential and anonymous reports of suspected or actual violations of our Code of Ethics should be directed to our Compliance Officer, Sterling H. McDonald, either by writing to him at 2500 CityWest Boulevard, Suite 1300, Houston, TX, 77042, or by calling him at 713-935-0122. Reports of such violations would include, among other things:

•                  accounting practices, internal accounting controls, or auditing matters and procedures;

•                  theft or fraud of any amount;

•                  insider trading;

•                  performance and execution of contracts;

•                  conflicts of interest;

•                  violations of securities and antitrust laws; and

•                  violations of the Foreign Corrupt Practices Act.

You can access the latest copy of our Code of Business Conduct and Ethics on our website, http://www.evolutionpetroleum.com/company_governance.html.  Or, to obtain a copy of Evolution’s Code of Business Conduct and Ethics, without charge, any person may submit a written request to Evolution Petroleum Corporation, c/o Corporate Secretary, 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042.

Legal Proceedings

Currently, no director or executive officer, to our knowledge, is a party to any material legal proceeding adverse to the interests of the Company. Additionally, no director or executive officer has a material interest in a material proceeding adverse to the Company.

Stockholder Communications with the Board

Any stockholder can communicate with all directors or with specified directors by sending correspondence to our Corporate Secretary at 2500 CityWest Boulevard, Suite 1300, Houston, Texas 77042. All such letters will be forwarded to the entire Board or to the Director(s) specified by the stockholder.

STOCKHOLDER PROPOSALS

At the Annual Meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. The Board of Directors may also submit other matters to the stockholders for action at the Annual Meeting. Any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Exchange Act at our next annual meeting of stockholders to be held in 2011 must be received by Evolution Petroleum Corporation not less than one hundred twenty (120) days prior to October 28, 2011. Only proposals conforming to the requirements of Rule 14a-8 of the Exchange Act that are timely received by the Company will be included in the Proxy Statement and Proxy in 2011. Any such proposal should be directed to our Secretary at our principal executive offices located at 2500 CityWest Boulevard, Suite 1300 Houston, Texas 77042.

IMPORTANT VOTING INFORMATION

NEW SEC RULES CONCERNING THE ELECTION OF DIRECTORS

If you hold your shares through a broker, bank or other financial institution, the U.S. Securities and Exchange Commission recently implemented a rule that changes the manner in which your vote in the election of directors will be handled at our upcoming 2010 Annual Meeting. Stockholders who hold shares of our common stock through a broker, bank or other financial institution receive proxy materials before each stockholder meeting.

In the past, if you did not transmit your voting instructions before the stockholder meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered to be routine.

New Rules for Stockholder Voting

Effective January 1, 2010, your broker will no longer be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the proxy card. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the stockholder meeting.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of your company. Please review the proxy materials and follow the instructions on the proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our company’s future.

More Information Is Available

If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

OTHER MATTERS

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

A copy of the Company’s Annual Report on Form 10-K without exhibits, for the fiscal year ended June 30, 2010 filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-K exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Evolution Petroleum Corporation, 2500 CityWest Boulevard, Suite 1300 Houston, Texas 77042, Attention: Corporate Secretary.

Householding and Combining Accounts

We may deliver only one proxy statement and annual report to an address shared by multiple stockholders unless we receive contrary instructions from one or more of the stockholders. Any stockholder at a shared address to which a single copy of the proxy statement and annual report have been sent who would like an additional copy of this proxy statement and annual report or future copies of proxy statements and annual reports may make a written or oral request to: Continental Stock Transfer & Trust Company, 17 Battery Place New York, NY 10004, (212)-509-4000.

Similarly, any stockholders sharing an address and currently receiving multiple copies of proxy statements and annual reports may request that only a single copy of a proxy statement and annual report be delivered to them in the future. In addition, any stockholder with multiple accounts (receiving multiple proxy cards) who wishes to consolidate the stockholder’s shares into a single account can do so by contacting Continental at the address and telephone number above.

By Order of the Board of Directors,

/s/ Sterling H. McDonald
Sterling H. McDonald
Vice President, Chief Financial Officer
And Treasurer

Houston, Texas
October 28, 2010

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS EVOLUTION PETROLEUM CORPORATION NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2010 The undersigned hereby appoints Robert S. Herlin and Sterling H. McDonald, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Evolution Petroleum Corporation, held of record by the undersigned on October 22, 2010 at the Annual Meeting of Stockholders to be held at the Company’s offices at 2500 CityWest Boulevard, Suite 1300 Houston, TX 77042 on Thursday, December 9, 2010, at 10 a.m. (local time), or any adjournment(s) or postponement(s) thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the instructions specified on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND FOR PROPOSAL 2. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. (Continued, and to be marked, dated and signed, on the other side) . FOLD AND DETACH HERE AND READ THE REVERSE SIDE .

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2. I understand that I may revoke this Proxy only by: (i) written instructions to that effect, signed and dated by me, which must be actually received by the Corporate Secretary prior to the commencement of the Annual Meeting; (ii) properly submitting to the Company a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and voting in person. PROXY Please mark your votes like this X COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature if Held Jointly Date: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, and date and return the Proxy promptly using the enclosed envelope. 1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld. Nominees: Laird Q. Cagan, Edward J. DiPaolo, William E. Dozier, Robert S. Herlin, Kelly W. Loyd and Gene G. Stoever (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.) 2. To ratify the appointment of Hein & Associates, LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending June 30, 2011. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR AGAINST ABSTAIN FOR ALL NOMINEES EXCEPT ANNUAL MEETING OF STOCKHOLDERS OF EVOLUTION PETROLEUM CORPORATION December 9, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at - www.evolutionpetroleum.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. . PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.